Interim Condensed Consolidated Balance Sheets - USD ($) $ in Thousands	Sep. 30, 2024	Mar. 31, 2024
Current assets:
Cash and cash equivalents	$ 2,459	$ 2,140
Cash segregated for regulatory purpose	5,862	5,111
Receivables from:
Prepaid expenses and other current assets, net	731	1,392
Loan receivables, net of allowance for expected credit losses of nil and $410,000 as of September 30, 2024 and March 31, 2024, respectively		574
Total current assets	10,457	12,795
Non-current assets:
Investment in an associate	227	254
Long-term investments, net	401
Property and equipment, net	135	150
Operating right-of-use assets, net	729	1,057
Intangible assets, net	129	77
Refundable deposits	631	618
Prepaid expenses, net	403	450
Total non-current assets	2,655	2,606
TOTAL ASSETS	13,112	15,401
Current liabilities:
Payables to customers	5,682	5,111
Payables to clearing organizations	170
Accruals and other current liabilities	303	232
Contract liabilities	151
Income taxes payable	55	55
Operating lease liabilities - current	534	631
Amount due to a director	3	3
Amount due to a related party	6	6
Total current liabilities	6,904	6,038
Non-current liabilities:
Operating lease liabilities - non-current	196	439
Total non-current liabilities	196	439
TOTAL LIABILITIES	7,100	6,477
COMMITMENTS AND CONTINGENCIES
Shareholders’ equity
Ordinary shares (US$0.0001 par value per share; 1,000,000,000 shares authorized; 15,980,000 and 15,500,000 shares issued and outstanding as of September 30, 2024 and March 31, 2024)	2	1
Additional paid-in capital	18,219	14,908
Accumulated losses	(12,239)	(5,984)
Accumulated other comprehensive income (losses)	30	(1)
Total shareholders’ equity	6,012	8,924
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	13,112	15,401
Customers
Receivables from:
Receivables	203	2,668
Related Party
Receivables from:
Receivables	333	220
Amount due from related parties	4	26
Brokers-dealers and clearing organizations
Receivables from:
Receivables	$ 865	$ 664